SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement.

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]

Definitive Proxy Statement.

[   ]

Definitive Additional Materials.

[   ]

Soliciting Material Pursuant to §240.14a-12.

ICAP FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

ICAP EQUITY FUND

ICAP SELECT EQUITY FUND

ICAP INTERNATIONAL FUND

Each a Series of

ICAP FUNDS, INC.

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

June 30, 2006

Dear Shareholder:

The Board of Directors of ICAP Funds, Inc.  has called a special meeting of shareholders of the ICAP Equity Fund, the ICAP Select Equity Fund and the ICAP International Fund (collectively, the “Funds”) to be held on August 25, 2006 at 8:00 a.m., Central time, at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

The purpose of the special meeting is to vote on important proposals affecting the Funds and you as a shareholder. This package contains information about the special meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card. Also included are  instructions on how to vote by telephone, via the Internet, or by mail, and a postage-paid business reply envelope (if you choose to vote by mail).

As you may be aware, on May 18, 2006, Institutional Capital Corporation, the current investment adviser to the Funds (“Institutional Capital”), signed a definitive merger agreement with New York Life Investment Management Holdings LLC (“NYLIM Holdings”).  As a result of  this merger, Institutional Capital became Institutional Capital LLC (“ICAP”), a wholly-owned subsidiary of NYLIM Holdings and an affiliate of New York Life Investment Management LLC (“NYLIM”). ICAP will operate as a stand-alone business within NYLIM Holdings. ICAP’s executive team, under my leadership, has signed multi-year employment agreements.  Please see the attached announcement.

The new ownership structure will not result in any significant changes for existing shareholders of the Funds. ICAP’s portfolio managers and key personnel will be the same individuals who have served in these capacities for Institutional Capital. However, under the federal securities laws, this change in ownership of Institutional Capital causes the advisory agreement between the Funds and Institutional Capital to automatically terminate. Accordingly, a new investment management agreement must be approved by each Fund’s shareholders.

In order for ICAP to continue, now as a subadviser, to provide the same day-to-day investment management services it has provided since the inception of each Fund, we rely upon your approval, as a shareholder, of the three proposals in this Proxy Statement. As you will see from the enclosed materials, your Board of Directors is requesting that you approve:

(1)

a new investment management agreement between ICAP Funds, Inc. and NYLIM with respect to the overall management of each Fund’s portfolio;

(2)

a new investment subadvisory agreement between NYLIM and ICAP with respect to the day-to-day investment management of each Fund’s portfolio; and

 (3)

the election of a new Board of Directors of ICAP Funds, Inc.

The Board has carefully considered the proposals, believes them to be in the best interests of each Fund’s shareholders, and unanimously recommends that you vote FOR the proposals. If you should have any questions before you vote, please call the Funds at 1-888-221-ICAP (4227).

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO ICAP FUNDS, INC. AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,

/s/ Robert H. Lyon

Robert H. Lyon

President

Institutional Capital Corporation (Institutional Capital) to Join New York Life Investment Management (NYLIM)

May 18, 2006 – Institutional Capital, a leading Chicago-based investment management firm, today announced that it has signed a definitive merger agreement with New York Life Investment Management Holdings LLC (NYLIM Holdings).  As a result of  this merger, Institutional Capital will become Institutional Capital LLC (ICAP), a wholly-owned subsidiary of NYLIM Holdings.

Founded as an institutional asset management firm in 1970, Institutional Capital manages money for some of the world’s largest and most respected corporations and institutions. Institutional Capital specializes in U.S. and international equity portfolios, and currently manages more than $14 billion in assets. This includes three highly regarded mutual funds: the ICAP Equity Fund, the ICAP Select Equity Fund and the ICAP International Fund. In 2005, Morningstar named ICAP International Fund’s management team as the International-Stock Fund Manager of the Year, and the ICAP Select Equity team as finalists for the Domestic-Stock Fund Manager of the Year.

ICAP will operate as a stand-alone business within NYLIM Holdings. ICAP’s executive management team, under the leadership of Robert H. Lyon, has signed multi-year employment agreements.

“We are dedicated to serving our clients with the same discipline and commitment to investment excellence we have for the past 36 years,” stated Rob Lyon, president and chief investment officer of Institutional Capital. “We are excited to partner with NYLIM, a pre-eminent financial services provider that shares our vision and values. Institutional Capital will continue to focus on its institutional business, while ICAP Funds will benefit from NYLIM’s vast resources and multiple distribution channels.”

“Through our multi-boutique holding model, NYLIM offers client-focused solutions built around exceptional investment teams – groups of proven professionals with disciplined investment processes that provide clients with consistently superior results. Institutional Capital is exactly the kind of company poised to thrive in the NYLIM environment. We are excited to welcome them to our family and to offer their investment acumen to our institutional and retail clients” said Brian A. Murdock, president, NYLIM.

With $200 billion in assets under management as of January 30, 2006, NYLIM and its affiliates provide investment management and related services to a wide range of individual, corporate, public, and Taft-Hartley clients. NYLIM offers institutional asset management, retail investments, retirement plan services, guaranteed products, real estate investments, and alternative investments.

The parties intend to close the deal on or about June 30, 2006. Subject to board and shareholder approval, Institutional Capital’s three mutual funds are expected to join NYLIM’s MainStay family of funds in late summer 2006.

ICAP FUNDS, INC.

ICAP EQUITY FUND

ICAP SELECT EQUITY FUND

ICAP INTERNATIONAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders of the ICAP Equity Fund, the ICAP Select Equity Fund and the ICAP International Fund (each, a “Fund” and collectively, the “Funds”), each a series of ICAP Funds, Inc. (the “Company”), will be held at 8:00 a.m., Central  time, on August 25, 2006, at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.  The meeting is being held to consider and vote on the following proposals as well as any other business that may properly come before the meeting or any adjournment thereof:

1.

to approve an investment management agreement between the Company, on behalf of the Funds, and New York Life Investment Management LLC (“NYLIM”);

2.

to approve a subadvisory agreement between NYLIM and Institutional Capital LLC;

3.

to elect a new Board of Directors; and

4.

to transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on June 9, 2006, the record date for this special meeting, will be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR VOTE YOUR PROXY BY

TOLL-FREE TELEPHONE OR INTERNET

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

             As a shareholder of a Fund, you are asked to attend the special meeting either in person or by proxy.  If you are unable to attend the special meeting in person, we urge you to vote by proxy.  You can do this in one of three ways:  by (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the internet.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses to the Funds associated with further solicitation.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of ICAP Funds, Inc. a written notice of revocation or a subsequently signed proxy card.  A prior proxy can also be revoked by voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors, /s/ Pamela H. Conroy Pamela H. Conroy Secretary

Chicago, Illinois

June 30, 2006

ICAP FUNDS, INC.

ICAP EQUITY FUND

ICAP SELECT EQUITY FUND

ICAP INTERNATIONAL FUND

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Telephone: 888-221-ICAP (4227)

Web site: www.icapfunds.com

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

What is this packet of information and why did we send it to you?

The Board of Directors of ICAP Funds, Inc. (the “Company”) has called a special meeting of shareholders of the ICAP Equity Fund, the ICAP Select Equity Fund and the ICAP International Fund (each, a “Fund” and collectively, the “Funds”) to be held on August 25, 2006 at 8:00 a.m., Central  time, at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.  This packet of information contains a notice of the special meeting, a proxy card and a proxy statement, and provides a review of the purpose of the special meeting and the proposals that you are being asked to approve.  The Board of Directors is sending this information to you for your use in deciding whether to approve the proposals.

Why is the special meeting being held?

The special meeting is being called for the purpose of obtaining approval by the shareholders of all three Funds of three proposals.  The Board believes that approval by shareholders of each proposal is in the best interests of the Funds.

The three proposals concern:

(1)

a new investment management agreement between the Company and New York Life Investment Management LLC (“NYLIM”) with respect to the overall management of each Fund’s portfolio;

(2)

a new investment subadvisory agreement between NYLIM and Institutional Capital LLC  with respect to the day-to-day investment management of each Fund’s portfolio; and

(3)

the election of a new Board of Directors of the Company.

Who is entitled to vote at the special meeting?

All holders of record of each Fund’s outstanding shares as of the close of business on June 9, 2006 are entitled to vote at the special meeting.

Why is a new investment management agreement being proposed?

In May 2006, Institutional Capital Corporation, the current investment adviser to the Funds (“Institutional Capital”), announced that it had entered into a merger agreement with New York Life Investment Management Holdings LLC (“NYLIM Holdings”), pursuant to which Institutional Capital would become a wholly-owned subsidiary of NYLIM Holdings (the “Transaction”).  NYLIM Holdings is a subsidiary of New York Life Insurance Company.  The Transaction was consummated on or about June 30, 2006, and after that date, Institutional Capital became Institutional Capital LLC (“ICAP”).  As a result of the Transaction, under the federal securities laws, the current investment advisory relationship between the Funds and Institutional Capital automatically terminated and the Board of Directors of the Company approved an interim investment advisory agreement between the Funds and ICAP pursuant to which ICAP has continued to manage each Fund.  However, a new investment management agreement must be approved by each Fund’s shareholders.  Accordingly, the shareholders of each Fund are being asked to approve a new investment management agreement with New York Life Investment Management LLC, a subsidiary of NYLIM Holdings.  As discussed below, ICAP will serve as subadviser to the Funds under a new subadvisory agreement.  The new investment management agreement will not affect the investment management fee charged to the Funds, which will remain at 0.80% of average daily net assets.  Moreover, the expense limitation agreement that is currently in place, which limits each Fund’s total operating expenses to 0.80% of average daily net assets, will remain unchanged until August 25, 2008 with respect to each Fund’s current class of common stock.

Why is a subadvisory agreement being proposed?

NYLIM has proposed that ICAP serve as subadviser to the Funds so that the Funds and their shareholders will continue to have the benefit of ICAP’s successful investment strategies and portfolio management expertise.  If the subadvisory agreement is approved, ICAP will serve as subadviser to the Funds and ICAP’s investment professionals will continue to perform the day-to-day investment management of each Fund’s portfolio.

What happens if the new investment management agreement is not approved?

If shareholders do not approve the new investment management agreement, then the Board of Directors will consider alternative arrangements, including proposing another investment adviser to manage the Funds.

What happens if the subadvisory agreement is not approved?

If shareholders do not approve the subadvisory agreement, then the Board of Directors will consider alternative arrangements, including proposing another subadviser to manage the Funds.

Why is the election of a new Board of Directors being proposed?

The current Board of Directors nominated the persons who serve as directors of the other funds managed by NYLIM to serve as directors of the Funds.  By making this change, the current Board, NYLIM and ICAP hope to align the governance of the Funds with the governance of the other mutual funds managed by NYLIM.  The current Board of Directors will resign upon shareholder approval of the proposals contained in this proxy statement.

What happens if a new Board of Directors is not elected?

The current Board of Directors will continue to serve until their successors are elected.  If the shareholders do not elect the proposed nominees for Directors, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another slate of proposed nominees to serve as Directors.

What is the Board of Directors recommendation as to the proposals?

The Board of Directors has unanimously approved these proposals and recommends that shareholders vote in favor of each of them.

What if I cannot attend the special meeting in person?

Whether or not you plan to attend the special meeting and regardless of the number of shares of the Funds that you own, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by internet according to the instructions noted on the enclosed proxy card.  If a quorum of shareholders is not reached, then the special meeting may be delayed to allow time to solicit additional proxies or the proxy materials may need to be re-issued.

Who do I call if I have questions?

We will be happy to answer your questions about the proxy solicitation.  Please call 1-888-221-4227 during normal business hours between 8 a.m. and 5 p.m., Central time.

ICAP FUNDS, INC.

ICAP EQUITY FUND

ICAP SELECT EQUITY FUND

ICAP INTERNATIONAL FUND

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Telephone: 888-221-ICAP (4227)

Web site: www.icapfunds.com

PROXY STATEMENT

Introduction.  We are furnishing this proxy statement to shareholders of the ICAP Equity Fund, the ICAP Select Equity Fund and the ICAP International Fund (each, a “Fund” and collectively, the “Funds”), each a series of ICAP Funds, Inc., a Maryland corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Funds for a special meeting of shareholders to be held on August 25, 2006 at 8:00 a.m., Central time, or any adjournment thereof.  The purpose of the meeting is to seek shareholder approval of (1) an investment management agreement between the Company, on behalf of the Funds, and New York Life Investment Management LLC (“NYLIM”), (2) a subadvisory agreement between NYLIM and Institutional Capital LLC (“ICAP”), and (3) a new Board of Directors of the Company.  The Company expects to mail this proxy statement, notice of the special meeting and proxy card on or about June 30, 2006 to the shareholders of record of each Fund.

Record Date/Shareholders Entitled to Vote.  Shareholders of record of each Fund at the close of business on June 9, 2006, the record date, are entitled to vote at the meeting and any adjournments thereof and will be entitled to one vote per full share (and a fractional vote per fractional share) for each share owned on the record date.

Copies of each Fund’s most recent annual report and the most recent semi-annual report succeeding the annual report are available without charge, upon request, by writing to the Funds c/o UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin  53233-2301 or by calling the Funds, toll-free, at 1-888-221-ICAP (4227).

PROPOSAL 1:

APPROVE A PROPOSED INVESTMENT MANAGEMENT AGREEMENT
BETWEEN THE COMPANY AND NYLIM.

Background

Institutional Capital Corporation, a Delaware corporation (“Institutional Capital”), has provided investment advisory services to the Funds since the inception of the Company pursuant to an investment advisory agreement dated December 30, 1994, as amended (the “Prior Advisory Agreement”).

On May 18, 2006, Institutional Capital signed a definitive merger agreement with New York Life Investment Management Holdings LLC (“NYLIM Holdings”), a subsidiary of New York Life Insurance Company, under which it became a wholly-owned subsidiary of  NYLIM Holdings (the “Transaction”).  The Transaction was consummated on or about June 30, 2006 (the “Closing Date”).  As a result of the Transaction, Institutional Capital Corporation became Institutional Capital LLC, a Delaware limited liability company.

The new ownership structure resulting from the Transaction will not result in any significant changes for existing shareholders of the Funds.  ICAP’s portfolio managers and key personnel after the Transaction will be the same individuals who served in those capacities for Institutional Capital before the Transaction.  However, under the federal securities laws, this change in ownership of Institutional Capital causes the Prior Advisory Agreement to automatically terminate.  Accordingly, a new investment management agreement must be approved by each Fund’s shareholders.  In addition, other agreements currently in effect between the Company and various service providers will be replaced, although these do not require shareholder approval.

In order to maintain the existing services and management for the Funds between the Closing Date, when the Prior Advisory Agreement terminated, and the date a new investment management agreement is approved by each Fund’s shareholders (the “Effective Date”), the management of the Company recommended to the Board of Directors, at an in-person meeting held on May 22, 2006, that ICAP be retained as each Fund’s investment adviser during this interim period pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”).  Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the board of directors of an investment company to approve an interim advisory agreement in order to ensure that uninterrupted advisory services are provided to the investment company on an interim basis following a change of control of the investment adviser.  Following discussion among the Board of Directors, the Board, including a majority of the Directors who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Directors”), approved the Interim Advisory Agreement.

As the Funds’ investment adviser under the Interim Advisory Agreement, ICAP provides the overall management and coordination of the Funds’ general operations and administration, as it did under the Prior Advisory Agreement.  The Interim Advisory Agreement has similar, but not identical, provisions to the Prior Advisory Agreement.  The Interim Advisory Agreement provides that the maximum amount of advisory fees payable to ICAP by each Fund during this interim period is identical to such advisory fees paid under the Prior Advisory Agreement, subject to the existing expense cap agreement.  The Interim Advisory Agreement for each Fund will remain in effect until the earlier of (i) 150 days following the effective date of the Interim Advisory Agreement (i.e. November 28, 2006), or (ii) the date upon which shareholder approval of a new investment management agreement between the Funds and NYLIM is obtained.  The Interim Advisory Agreement also provides that the Board, or a majority of the  “outstanding voting securities” (as that term is defined in the 1940 Act) of a Fund, may terminate the Interim Advisory Agreement as to that Fund on ten days’ written notice to ICAP and that it terminates immediately in the event of its “assignment,” as that term is defined in the 1940 Act.  In addition, the Interim Advisory Agreement has an escrow arrangement that provides for a mechanism to hold the advisory fees earned by ICAP in an interest-bearing escrow account.  In accordance with Rule 15a-4(b)(2) of the 1940 Act, shareholder approval of the new investment management agreement with NYLIM is necessary in order for ICAP to receive the investment advisory fees escrowed pursuant to the Interim Advisory Agreement.  In the event that the shareholders of one or more of the Funds do not approve the new investment management agreement with respect to their Fund, the 1940 Act requires that ICAP will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

The New Management Agreement

At the Board meeting held on May 22, 2006, in addition to reviewing and approving the Interim Advisory Agreement, the Directors, including the Independent Directors, reviewed and approved a proposed investment management agreement between the Company and NYLIM (the “New Management Agreement”), pursuant to which NYLIM will serve as each Fund’s investment adviser and render investment advisory and related administrative services to each of the Funds as of the Effective Date.  Implementation of the New Management Agreement is subject, however, to shareholder approval at the special meeting.  If approved, the New Management Agreement will replace the Interim Advisory Agreement.

Board Consideration of the New Management Agreement.  At the Board meeting held on May 22, 2006, the Directors discussed the proposed engagement of NYLIM and the New Management Agreement.  Based on its review, the Board determined that NYLIM should be engaged to manage each Fund’s portfolio.  In evaluating the New Management Agreement, the Board reviewed materials furnished by NYLIM relevant to its decision, such as NYLIM’s Form ADV and Code of Ethics and information regarding NYLIM’s compliance program, personnel and financial condition.  At the May 22, 2006 meeting, representatives from NYLIM were present to discuss NYLIM’s background, organization, performance history and investment philosophy.

In approving the New Management Agreement, the Directors considered the following factors and made the following conclusions:

•

Nature, extent and quality of the services to be provided.  The Board reviewed and considered NYLIM's key personnel and financial condition.  The Board also considered NYLIM’s resources and infrastructure, particularly its multiple distribution channels, varied investment product groups and the financial strength and long-term stability of its affiliates, including  NYLIM’s parent, New York Life Insurance Company.  Based on the comprehensive experience of NYLIM investment personnel, its strong balance sheet and capital position, and its increased distribution resources, the Board concluded that the nature, extent and quality of the services proposed to be provided by NYLIM to each Fund were appropriate.

•

Investment performance of NYLIM.  The Board did not request any specific information regarding the investment performance of NYLIM since, after the Effective Date, ICAP would continue to provide investment management services to the Funds.

•

Proposed fees.  The Board determined that the proposed advisory fee of 0.80% of each Fund’s average daily net assets was appropriate in light of each Fund’s investment style.  The Board noted that the proposed advisory fees of 0.80% of each Fund’s average daily net assets are the same fees that the Funds have paid since the Company’s inception.  The Board further noted that NYLIM has agreed to extend the current expense cap agreement for two years past the Effective Date with respect to each Fund’s current class of common stock (the current expense cap agreement is due to terminate on April 30, 2007).  The Board reviewed a report from Lipper which compared the management fee between each Fund and its appropriate peer group.  The Board noted that the ICAP Equity Fund’s management fee ranked within the third quintile of its peer group, the ICAP Select Equity Fund’s management fee ranked within the second quintile of its peer group and the ICAP International Fund’s management fee ranked within the first quintile of its peer group.  The Board further noted that each Fund’s total expenses ranked within the first quintile of its respective peer group, according to Lipper.  Based on these factors, the Board concluded that the proposed advisory fees were reasonable for each Fund.

•

Costs and profitability.  The Board did not request any specific information regarding the costs of services to be provided to the Funds, or the profits that NYLIM might realize, because NYLIM had not previously served as an adviser to the Funds.  Therefore, this particular factor was not relevant to the Board’s consideration of the New Management Agreement.  Nevertheless, the Board noted that the proposed fees to be charged to the Funds under the New Management Agreement were reasonable.  See the discussion of “Proposed Fees” above for more information.

•

Economies of scale.  The Board considered whether there might be economies of scale in the management of the Funds if the assets of the Funds were to increase significantly, including through NYLIM’s distribution network.  The Board also noted that each Fund’s current class of common stock benefits from an expense cap agreement.  The Board concluded that none of the Funds was currently large enough to have realized economies of scale.  The Board also concluded that the fees should be periodically reassessed to ensure that the advisory fees paid by the Funds appropriately take into account any economies of scale.

•

Benefits to NYLIM.  The Board also took into account other ancillary benefits that NYLIM may derive from its relationship with the Funds (in addition to the advisory fee), such as an increase in NYLIM’s profile in the investment advisory community and the engagement of NYLIM’s affiliates as service providers to the Funds. The Board, including the Independent Directors, concluded that these ancillary benefits that NYLIM and its affiliates could receive with regard to providing investment advisory and other services to the Funds were consistent with those generally available to other mutual fund sponsors.

In addition to considering the New Management Agreement, the Board was advised of other aspects of the Transaction, including that members of Institutional Capital’s  management would benefit from the Transaction.  The Board was also advised that if the proposals described in this proxy statement, including the election of directors, were not approved, the amount of the consideration paid in the Transaction would be reduced.

The Board was advised of the provisions of Section 15(f) of the 1940 Act.  Section 15(f)  provides that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale provided that two conditions are satisfied. The first condition of Section 15(f) is that during any three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  The second condition of Section 15(f) is that an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

The Board of Directors of the Company was informed that the merger agreement relating to the Transaction contained provisions designed to recognize the applicability of Section 15(f).  Under the merger agreement, NYLIM Holdings agreed that it would use reasonable best efforts, and cause its affiliates to use reasonable best efforts, to not take any actions that would have the effect, directly or indirectly, of causing the requirements of Section 15(f) not to be met with respect to the Transaction.  The Board was also informed that, under the merger agreement, NYLIM Holdings agreed that, following the Closing Date, it will use reasonable best efforts to take, or to permit its affiliates to take, any action necessary to ensure that the provisions of Section 15(f) are met with respect to the Transaction. The Board was informed that NYLIM Holdings agreed, under the merger agreement and subject to its applicable fiduciary duties, to use best efforts to conduct its business and to cause each of its affiliates to conduct its business so as to assure that, insofar as within its control, (1) for a period of three years after the Closing Date, at least 75% of the Board of Directors of the Company will be independent, and (2) for a period of two years after the Closing Date, there will not be imposed on the Company an “unfair burden” as a result of the Transaction.

In short, the Board was informed that, pursuant to the Institutional Capital-NYLIM Holdings merger agreement, the relevant parties have agreed to take appropriate steps to satisfy the requirements of Section 15(f).

Comparison of the New Management Agreement with the Prior Advisory Agreement.  Shareholders are being asked to approve the New Management Agreement.  Set forth below is a general description of the terms of the New Management Agreement and a general comparison with the terms of the Prior Advisory Agreement (which was approved by the Funds’ initial shareholders on December 14, 1994, prior to the public offering of shares of the Funds). The New Management Agreement is qualified in its entirety by reference to the form of the agreement set forth in Appendix A.

Services

Subject to the supervision of the Board, the New Management Agreement obligates NYLIM to determine the overall investment objectives of the Funds; select, evaluate and recommend to the Board the subadviser needed to manage the Funds; monitor and evaluate the subadviser’s investment programs and results; and review each Fund’s overall compliance with its investment objectives, policies and restrictions.  NYLIM is also required to prepare Board materials, provide legal support and maintain legal records for the Funds; provide office space; and perform clerical, recordkeeping and bookkeeping services for the Funds.  The Prior Advisory Agreement contains similar provisions, although the Prior Advisory Agreement does not permit the appointment of subadvisers to manage the Funds’ assets.

Expenses and Brokerage

NYLIM must bear its own expenses incurred in connection with the performance of its services under the New Management Agreement, other than brokerage commissions and other expenses of the Funds. NYLIM is authorized to pay a broker or dealer a commission in excess of the amount of commission another broker or dealer may have charged for effecting the same transaction if NYLIM determines in good faith that the commission amount is reasonable in relation to the value of brokerage and research services provided by the broker or dealer.  As such, NYLIM may select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of NYLIM.  The Prior Advisory Agreement contains similar provisions.

Investment Advisory Fees

As payment for its services, the Funds would pay NYLIM a management fee of 0.80% of each Fund’s average daily net assets. In addition, NYLIM has agreed to maintain the existing expense cap agreement, that limits each Fund’s total operating expenses to 0.80% of average net assets, until August 25, 2008 for each Fund’s current class of common stock.  The current class of stock is expected to be labeled Class I as of the Effective Date.  Under the Prior Advisory Agreement, the Funds paid a management fee of 0.80% of each Fund’s average daily net assets, and the total operating expenses of the current class of common stock of each Fund, after taking into account fee waivers, remained 0.80% of average daily net assets.  As such, there is no difference between the aggregate fees of the current class of common stock payable by any Fund under the New Management Agreement versus the Prior Advisory Agreement.  After taking into account fee waivers, the Funds paid aggregate fees of $9,604,543 under the Prior Advisory Agreement during the fiscal year ended December 31, 2005.

Limitations on Liability

The New Management Agreement provides certain limitations on NYLIM’s liability, but also provides that NYLIM shall not be protected against any liability to the Company, the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard on NYLIM’s part in the performance of its duties or obligations.  The Prior Advisory Agreement contains similar provisions.

Duration and Termination

The New Management Agreement will become effective on the Effective Date, assuming approval by shareholders at the special meeting.  The New Management Agreement has an initial term of two years, and will continue thereafter for one year terms if such continuation is approved annually: (i) by the vote of a majority of the Board of Directors of the Company, including a majority of the directors who are not parties to the New Management Agreement or “interested persons” of any such party or (ii) by the vote of a majority of the outstanding voting securities of each Fund.

The New Management Agreement may be terminated at any time, without payment of any penalty by the vote of a majority of the Board of Directors of the Company, by the vote of a majority of the outstanding voting securities of a Fund or by NYLIM, in each case upon not more than 60 days’ nor less than 30 days’ written notice to the other party. The New Management Agreement will also terminate automatically in the event of its assignment (as defined under the 1940 Act).

The Prior Advisory Agreement has similar term and continuance provisions, although (i) the initial dates of the agreements differ, (ii) the initial term of the Prior Advisory Agreement has elapsed, and (iii) either party may terminate the Prior Advisory Agreement upon 60 days’ written notice.

Exclusivity of Services

NYLIM’s services under the New Management Agreement are not deemed to be exclusive, and NYLIM is free to render similar services to others so long as its services under the New Management Agreements are not impaired. The Prior Advisory Agreement contains a similar provision.

Manager of Managers Structure

Under the New Management Agreement, NYLIM may manage a Fund in a “manager-of-managers” style, with either a single or multiple subadvisers.  A “manager-of-managers” structure typically permits a fund’s investment adviser, with the approval of a fund’s board of directors, to retain subadvisers to assist in managing the fund without obtaining shareholder approval, provided that the investment adviser or the fund, among other things, obtains an exemptive order from the Securities and Exchange Commission (“SEC”).  In addition, proposed Rule 15a-5 under the 1940 Act, if adopted by the SEC, would allow NYLIM to manage a fund in a manager-of-managers style without obtaining such an order.  The Prior Advisory Agreement does not contain a similar “manager-of-managers” provision.

NYLIM

NYLIM is organized as a Delaware limited liability company and is located at 51 Madison Avenue, New York, New York 10010.  NYLIM is registered as an investment adviser with the SEC, and has provided investment management services since 2000.   As of March 31, 2006, NYLIM and its affiliates had approximately $204 billion in assets under management.  NYLIM provides portfolio management services for individuals, investment companies, corporations, charitable organizations, pooled investment vehicles, state or municipal governmental entities, banking institutions, and pension and profit-sharing plans.

NYLIM manages two mutual funds similar in nature to the ICAP Equity Fund: the MainStay Value Fund and the MainStay Large Cap Opportunity Fund.  NYLIM manages one mutual fund similar in nature to the ICAP International Fund: the MainStay International Equity Fund.   The following table provides more information about these funds managed by NYLIM.

Fund(1)	Assets under Management(2)	Management Fee(3)
MainStay Value Fund	$746,845	0.62%
MainStay Large Cap Opportunity Fund	$4,717	0.70%
MainStay International Equity Fund	$636,593	0.90%

(1)

Information describes the Class I shares of each fund.

(2)

As of April 30, 2006, reflected in thousands.

(3)

Estimated as of October 31, 2006 fiscal year end.

NYLIM is an independently managed, wholly-owned subsidiary of New York Life Insurance Company.  Information about the principal executive officers and board of managers of NYLIM is set forth in the following table as of July 1, 2006.

Name	Positions with NYLIM
Gary E. Wendlandt	Chairman of the Board of Managers
Brian A. Murdock	Chief Executive Officer; Manager
Ravi Akhoury	Vice Chairman of the Board of Managers
Richard B. Leber	Managing Director; Associate General Counsel and Assistant Secretary; Manager
Theodore A. Mathias	Manager
Frederick J. Sievert	Manager
Michael E. Sproule	Manager
Seymour Sternberg	Manager
Alison H. Micucci	Senior Managing Director and Chief Compliance Officer
Robert A. Anselmi	Senior Managing Director and General Counsel
Christopher O. Blunt	Executive Vice President
Barry Schub	Executive Vice President
Stephen P. Fisher	Senior Managing Director and Chief Marketing Officer

The address for each of the above-named principal executive officers and managers of NYLIM is 51 Madison Avenue, New York, New York 10010.

Board Recommendation.  Based on its review of the foregoing, the Board of Directors believes that the terms and conditions of the New Management Agreement are fair to, and in the best interests of, each Fund and its shareholders.  Accordingly, the Board unanimously recommends that the shareholders of each Fund, voting separately, vote to approve the New Management Agreement.

In accordance with Rule 15a-4(b)(2) under the 1940 Act, shareholder approval of the New Management Agreement is necessary in order for ICAP to receive the investment advisory fees escrowed pursuant to the Interim Advisory Agreement. In the event that the shareholders of one or more of the Funds do not approve the proposed New Management Agreement with respect to their Fund, the 1940 Act requires that ICAP will only be entitled to receive the lesser of: (i) its actual costs incurred in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

If the shareholders of a Fund do not approve the New Management Agreement, the Board will consider possible alternative arrangements, including proposing another investment adviser to manage the Fund.

PROPOSAL 2:

APPROVE A PROPOSED INVESTMENT SUBADVISORY AGREEMENT
BETWEEN NYLIM AND ICAP.

The Subadvisory Agreement

Under the terms of the New Management Agreement, NYLIM may employ other parties to assist it in carrying out its responsibilities, at its own cost and expense.  As part of the Transaction, on May 22, 2006, the Board of Directors of the Company, including the Independent Directors, reviewed and approved a proposed investment subadvisory arrangement between NYLIM and ICAP which will become effective on the Effective Date if approved by the Funds’ shareholders (the “Subadvisory Agreement”). Pursuant to the Subadvisory Agreement, ICAP will serve as subadviser and provide portfolio services to the Funds, subject to the supervision of NYLIM.

Board Consideration of the Subadvisory Agreement.  At the meeting held on May 22, 2006, the Board of Directors discussed the proposed engagement of ICAP pursuant to the Subadvisory Agreement.  As ICAP is the successor to Institutional Capital, the investment adviser to the Funds since the inception of the Company, the Board gave substantial weight to ICAP’s portfolio managers’ prior management of each Fund’s portfolio assets and prior performance of the Funds.

At the May 22, 2006 meeting, representatives from ICAP discussed ICAP’s background, organization, performance history and investment philosophy, and also confirmed that the day-to-day operations of ICAP would not change as a result of the Transaction.

In approving the agreement, the Directors considered the following factors and made the following conclusions:

•

Nature, extent and quality of the services to be provided.  The Board reviewed and considered ICAP's investment style, its key personnel proposed to provide investment management services to the Funds and its financial condition, including the effects of the Transaction.  The Board also considered services to be provided by ICAP under the Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds’ compliance with applicable securities laws and regulations.  The Board concluded that the nature, extent and quality of the services proposed to be provided by ICAP to each Fund were appropriate, and determined that the Funds should engage ICAP as subadviser because the Funds were likely to continue to benefit from ICAP’s successful investment strategies and portfolio management expertise.

•

Investment performance of the Funds and ICAP.  The Board received and considered information about each Fund’s one-, three-, five-, seven- and ten-year (as applicable) investment performance for the period ended April 30, 2006, in comparison to each Fund’s primary performance benchmark. The Board noted that the investment performance for each Fund over the applicable time period was better than its primary performance benchmark.  The Board also reviewed a report from Lipper, and noted that each of the ICAP Equity Fund and the ICAP International Fund has been ranked in the 1st or 2nd quintile of performance of comparable funds by Lipper for each of the past five years, and the ICAP Select Equity Fund has ranked in the 1st quintile of performance of comparable funds by Lipper for each of the past five years. In addition, the Board reviewed ICAP’s market outlook and discussed other factors relevant to the performance of the Funds. The Board considered ICAP’s portfolio commentary and familiarity with the Funds, and gave substantial weight to ICAP’s prior experience and management of the Funds. The Board concluded that ICAP appeared to have an effective investment process.

•

Proposed fees.  The Board determined that the proposed subadvisory fee of 0.40% of each Fund’s average daily net assets was appropriate in light of each Fund’s investment style.  The Board also noted that NYLIM, and not the Funds, would pay the subadvisory fees to ICAP.

•

Costs and profitability.  The Board concluded that ICAP’s profitability was at an acceptable level, particularly in light of the historical quality of services provided to the Funds.

•

Economies of scale.  The Board did not consider potential economies of scale, since this factor was not relevant for purposes of evaluating the Subadvisory Agreement.

•

Benefits to ICAP.  The Board considered information presented regarding any benefits to ICAP from serving as subadviser to the Funds (in addition to the subadvisory fee).  ICAP provided information to the Board regarding its policies for the use of soft dollar commissions.  The Board concluded that, although ICAP would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the Funds, the Funds would benefit from ICAP's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of ICAP.

Terms of the Proposed Subadvisory Agreement with ICAP.  Shareholders are being asked to approve the Subadvisory Agreement.  The following discussion of the Subadvisory Agreement is qualified in its entirety by reference to the form of the agreement set forth in Appendix B.

Services

The Subadvisory Agreement obligates ICAP to: (i) manage the investment operations and composition of each Fund’s investment portfolio, including the purchase, retention and disposition of securities in accordance with each Fund’s investment objective, policies and restrictions as stated in such Fund’s prospectus and statement of additional information and any supplements thereto; (ii) maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Funds; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s registration statement and prospectus or as the Board of Directors or NYLIM may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Funds with the Board of Directors; (v) assist in the fair valuation of securities; (vi) provide compliance reports to NYLIM and/or the Company’s chief compliance officer; and (vii) perform other duties in connection with its sub-advisory activities.

Expenses and Brokerage

ICAP must bear its own expenses incurred in connection with the performance of its services under the agreement, other than brokerage commissions and other expenses of the Funds. ICAP is authorized to pay a broker or dealer a commission in excess of the amount of commission another broker or dealer may have charged for effecting the same transaction if ICAP determines in good faith that the commission amount is reasonable in relation to the value of brokerage and research services provided by the broker or dealer.  As such, ICAP may select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of ICAP.

Investment Subadvisory Fees

As payment for its services, NYLIM, and not the Funds, would pay ICAP a fee at the annual rate of 0.40% of each Fund’s average daily net assets.

Limitations on Liability

The Subadvisory Agreement provides certain limitations on ICAP’s liability, but also provides that ICAP shall not be protected against any liability to NYLIM, the Company, the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard on ICAP’s part in the performance of its duties or obligations.

Duration and Termination

The proposed Subadvisory Agreement will become effective on the Effective Date, assuming approval by shareholders at the special meeting.  The Subadvisory Agreement has an initial term of two years, and will continue thereafter for one year terms if such continuation is approved annually: (i) by the vote of a majority of the Board of Directors of the Company, including a majority of the directors who are not parties to the Subadvisory Agreement or “interested persons” of any such party or (ii) by the vote of a majority of the outstanding voting securities of each Fund.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the Company, by the vote of a majority of the outstanding voting securities of a Fund or by NYLIM, in each case upon not more than 60 days’ written notice; or (ii) by ICAP upon not less than 60 days’ written notice to NYLIM, the Company, and the Funds.  The Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined under the 1940 Act) or upon the termination of the New Management Agreement between the Company and NYLIM.  The Subadvisory Agreement may also be terminated or modified under the “manager-of-managers” structure described under Proposal 1, under the heading “The New Management Agreement--Comparison of the New Management Agreement with the Prior Advisory Agreement--Manager of Managers Structure.”

Information about ICAP.  ICAP is organized as a Delaware limited liability company and is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. ICAP is registered as an investment adviser with the SEC, and was formed in 2006 as a result of the Transaction.  ICAP is the successor to Institutional Capital. Institutional Capital began providing investment management services in 1970, and as of April 1, 2006, had approximately $14 billion in assets under management.  ICAP provides portfolio management services for individuals, corporations, charitable organizations, pooled investment vehicles, and pension and profit-sharing plans.

After the Closing Date, ICAP became a wholly-owned subsidiary of NYLIM Holdings, a financial services holding company and affiliate of NYLIM.  Information about the principal executive officers and directors of ICAP is set forth in the following table.

Name	Positions with ICAP
Robert H. Lyon	President, Chief Investment Officer, Director
Jerrold K. Senser	Executive Vice President, Co-Chief Investment Officer
Pamela H. Conroy	Executive Vice President, Chief Operating Officer, Chief Compliance Officer, Director
Thomas R. Wenzel	Executive Vice President, Director of Research
Gary S. Maurer	Executive Vice President
Paula L. Rogers	Executive Vice President

The address of each of the foregoing officers and directors is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

ICAP Investment Team.   The investment decisions for each Fund will be made through a team approach, with all of the ICAP investment professionals contributing to the process (the same as has always been the case with respect to Institutional Capital’s management of the Funds).  All members of the ICAP investment team previously served in the same capacities at Institutional Capital prior to the Transaction. The senior members of the investment team and their areas of responsibility are described below.

Robert H. Lyon, chief investment officer of ICAP, joined Institutional Capital in 1976 as a securities analyst.  Before 1976, he worked at the First National Bank of Chicago as a strategist and economist.  In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president.  In 1988, he returned to Institutional Capital and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992.  He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

Gary S. Maurer joined Institutional Capital in 1972 as a quantitative analyst.  Mr. Maurer is a member of the senior investment committee.  He earned a BA in economics from Cornell University and an MBA from the University of Chicago.

Jerrold K. Senser, CFA, is co-chief investment officer and a member of the senior investment committee of ICAP.  He is responsible for economic analysis and portfolio strategy.  Before joining Institutional Capital in 1986, Mr. Senser was an economist at Stein Roe & Farnham.  Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

Thomas R. Wenzel, CFA, is the director of research and a member of the senior investment committee of ICAP.  Mr. Wenzel joined Institutional Capital in 1992 and is responsible for the analysis and stock recommendations for the financials sector.  Previously, he served as a senior equity analyst at Brinson Partners, Inc.  At the University of Wisconsin-Madison, Mr. Wenzel earned a BA in economics and an MBA.

Jeffrey A. Miller, CFA, is a member of the senior investment committee of ICAP.  Mr. Miller joined Institutional Capital in 1999 and is responsible for the analysis and stock recommendations for the technology sector.  He was an equity research associate at Dain Rauscher Corporation for three years before joining Institutional Capital.  He earned a BBA in finance from Southern Methodist University and an MBA from Loyola University Chicago where he graduated summa cum laude with Dean’s Honors.

Kathleen C. Pease, CFA, is member of the senior investment committee of ICAP and is responsible for the analysis and stock recommendations for the capital spending and retail sectors.  Before joining Institutional Capital in 1995, Ms. Pease was an analyst at ANB, a subsidiary of Bank One.  She earned a BA at Georgetown University and an MBA from Northwestern University.

Paula L. Rogers joined Institutional Capital in 1997 and is a member of the senior investment committee of ICAP and director of client service.  Previously, Ms. Rogers held management positions at Goldman Sachs and Northern Trust.  She earned a BBA from the University of Michigan and an MBA from the University of Chicago.

Andrew P. Starr, CFA, is a member of the senior investment committee of ICAP.  Mr. Starr joined Institutional Capital in 1998 and is responsible for the analysis and stock recommendations for the basic industries, consumer durables, and energy sectors.  His prior experience includes analyst positions at Scudder Kemper Investments and Morningstar.  He earned a BA at DePauw University and an MBA from the University of Chicago.

Matthew T. Swanson, CFA, is a member of the senior investment committee of ICAP.  Mr. Swanson joined Institutional Capital in 1999 and is responsible for the analysis and stock recommendations for the health care sector.  He earned a BA in economics and an MBA from Northwestern University.

William J. Van Tuinen, CFA, is a member of the senior investment committee of ICAP.  Mr. Van Tuinen joined Institutional Capital in 1995 and is responsible for the analysis and stock recommendations for the services, consumer staples, and transportation sectors.  He earned a BA in economics from Northwestern University and an MBA from the University of Chicago.

Board Recommendation.  Based on its review of the foregoing, the Board of Directors believes that the terms and conditions of the proposed Subadvisory Agreement are fair to, and in the best interests of, each Fund and its shareholders.  Accordingly, the Board unanimously recommends that the shareholders of each Fund, voting separately, vote to approve the Subadvisory Agreement.

If the shareholders of a Fund do not approve the Subadvisory Agreement, then the Board will consider possible alternative arrangements, including proposing another subadviser to manage the Fund.

PROPOSAL 3:

ELECTION OF A NEW BOARD OF DIRECTORS.

The current Board of Directors of the Company will resign as of the Effective Date, and shareholders will be asked to elect a new Board of Directors.   The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Lawrence Glacken, Susan B. Kerley, Peter Meenan, Robert P. Mulhearn, and Brian A. Murdock (each, a “Nominee” and collectively, the “Nominees”).  The Nominees to be elected as the new Board of Directors are comprised primarily of independent directors who serve other funds managed by NYLIM, and also include the Chief Executive Officer of NYLIM.  Before determining that it was appropriate to propose the Nominees for election to the Board, the Board of Directors met with Ms. Kerley, who is Chairman of the Board of Directors of the Eclipse Funds (a family of mutual funds managed by NYLIM), and reviewed information about the proposed Nominees’ qualifications and experience as mutual fund directors.  The Board of Directors also reviewed Director & Officer Questionnaires submitted by each of the Nominees.  Based on the information received, and in light of the Transaction, the Board determined that it was appropriate to propose the Nominees for election to the Board.  By making this change, the Board hopes to align the governance of the Funds with the governance of other mutual funds managed by NYLIM.

Each of the Nominees has consented to being named in this proxy statement and serving as a Director if elected.  The Company knows of no reason why any Nominee would be unable or unwilling to serve if elected.  Because the Company does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his or her resignation or his or her successor is duly appointed or elected and qualified.

The following information is provided for each Nominee. The business address of each Nominee and officer listed below is 51 Madison Avenue, New York, New York 10010.

Nominees to be elected as Disinterested Directors*
Name and Age as of December 31, 2005	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Lawrence Glacken Age: 78	N/A	N/A	Retired.	21	Disinterested Director, Eclipse Funds and Eclipse Funds Inc. (open-end investment companies).
Susan B. Kerley Age: 54	N/A	N/A	Partner, Strategic Management Advisors, LLC, an investment consulting firm (1990 – present).	21	Disinterested Director, Eclipse Funds and Eclipse Funds Inc. (open-end investment companies); Director, Legg Mason Partners Funds (an open-end investment company).
Peter Meenan Age: 64	N/A	N/A	President and Chief Executive Officer of Babson-United, Inc., a financial services firm (2000 – 2004); Independent Consultant (1999 – 2000); Head of Global Funds, Citicorp (1995 – 1999).	21	Disinterested Director, Eclipse Funds and Eclipse Funds Inc. (open-end investment companies); Disinterested Director, Vantagepoint Funds (an open- end investment company).
Robert P. Mulhearn Age: 59	N/A	N/A	Retired.	21	Disinterested Director, Eclipse Funds and Eclipse Funds Inc. (open-end investment companies).

Nominee to be elected as Interested Director**
Name and Age as of December 31, 2005	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Brian A. Murdock Age: 50	N/A	N/A

Member of the Board of Managers and President (since 2004), and Chief Executive Officer (since July 2006), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Senior Vice President, New York Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since 2004); Member of the Board of Managers, NYLCAP Manager LLC (since 2004); Chief Executive Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since July 2006); Chief Operating Officer, Merrill Lynch Investment Managers (“MLIM”) (2003 to 2004); Chief Investment Officer, MLIM Europe and Asia (2001 to 2003); President of Merrill Japan and Chairman of MLIM’s Pacific Region (1999 to 2001).

				21	Director, New York Life Investment Management LLC.

*

Nominees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as “Disinterested Directors.”

**

Nominees who are deemed to be "interested persons" of the Company are referred to as “Interested Directors.” Mr. Murdock is deemed an Interested Director because he is an executive officer of NYLIM, the proposed new investment manager to the Funds.

Below is information on the proposed officers of the Funds.  The Board of Directors appoints the officers of the Funds.  Shareholder approval is not required.

Proposed Officers of the Funds
Name and Age as of December 31, 2005	Position to be held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Brian A. Murdock Age: 50	Chief Executive Officer	Indefinite; since 2006.

Member of the Board of Managers and President (since 2004), and Chief Executive Officer (since July 2006), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Senior Vice President, New York Life Insurance Company (since 2004); Chairman of the Board and President, NYLIFE Distributors LLC (since 2004); Member of the Board of Managers, Madison Capital Funding LLC (since 2004); Member of the Board of Managers, NYLCAP Manager LLC (since 2004); Chief Executive Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series Fund, Inc. (since July 2006); Chief Operating Officer, Merrill Lynch Investment Managers (2003 to 2004); Chief Investment Officer, MLIM Europe and Asia (2001 to 2003); President of Merrill Japan and Chairman of MLIM’s Pacific Region (1999 to 2001).

				N/A	N/A
Robert A. Anselmi Age: 59	Chief Legal Officer	Indefinite; since 2003.

Senior Managing Director, General Counsel and Secretary (including predecessor advisory organizations), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Senior Vice President, New York Life Insurance Company; Vice President and Secretary, McMorgan & Company LLC; Secretary, NYLIM Service Company LLC, NYLCAP Manager LLC, and Madison Capital Funding LLC; Chief Legal Officer, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, McMorgan Funds and MainStay VP Series Fund, Inc.; Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999); General Counsel and Managing Director, JP Morgan Investment Management Inc. (1986 to 1998).

				N/A	N/A
Christopher O. Blunt Age: 43	President	Indefinite; since 2005.

Executive Vice President, New York Life Management LLC and New York Life Investment Management Holdings LLC (since 2004); Manager and Executive Vice President, NYLIFE Distributors LLC, NYLIM Product Distribution; Chairman, NYLIM Service Company LLC (since March 2005); Chairman and Class C Director, New York Life Trust Company, FSB (since 2004); Chairman, New York Life Trust Company; President, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, MainStay VP Series Fund, Inc. (since July 2006); Chairman and Chief Executive Officer, Giving Capital, Inc. (2001 to 2004); Chief Marketing Officer -- Americas, Merrill Lynch Investment Managers (1999 to 2001); President, Mercury Funds Distributors (1999 to 2001).

				N/A	N/A
Arphiela Arizmendi Age: 49	Treasurer and Principal Financial and Accounting Officer	Indefinite; since 2005.

Director and Manager of Fund Accounting and Administration, New York Life Investment Management LLC (since 2003); Treasurer, and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, McMorgan Funds (since December 2005), and MainStay VP Series Fund, Inc. (since March 2006); Assistant Treasurer NYLIFE Distributors LLC; Assistant Treasurer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., McMorgan Funds and MainStay VP Series Fund, Inc. (1992 - December 2005).

				N/A	N/A
Tony Elavia Age: 49	Senior Vice President	Indefinite; since 2005.

Senior Managing Director, New York Life Investment Management LLC; Chief Investment Officer of NYLIM Equity Investors Group; Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments (1998 to 2004).

				N/A	N/A
Scott T. Harrington Age: 46	Vice President Administration	Indefinite; since 2005.

Director, New York Life Investment Management LLC (including predecessor advisory organizations); Executive Vice President, New York Life Trust Company, and New York Life Trust Company, FSB (since January 2006); Vice President-Administration, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., The MainStay Funds (since June 2005).

				N/A	N/A
Alison H. Micucci Age: 40	Vice President - Compliance	Indefinite; since 2004.

Senior Managing Director and Chief Compliance Officer (since March 2006), and Managing Director and Chief Compliance Officer (2003 to February 2006), New York Life Investment Management LLC; Managing Director and Chief Compliance Officer, New York Life Investment Management Holdings LLC (2003 to present); Senior Managing Director, Compliance, (since March 2006) and Managing Director Compliance (2003 to February 2006), NYLIFE Distributors LLC; Senior Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (since June 2006); Deputy Chief Compliance Officer, New York Life Investment Management LLC (2002 to 2003); Vice President and Compliance Officer, Goldman Sachs Asset Management (1999 to 2002).

				N/A	N/A
Marguerite E.H. Morrison Age: 49	Secretary	Indefinite; since 2004.

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2004); Managing Director and Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds and MainStay VP Series Fund, Inc.; Chief Legal Officer - Mutual Funds and Vice President and Corporate Counsel, The Prudential Insurance Company of America (2000 to 2004).

				N/A	N/A
Richard W. Zuccaro Age: 56	Vice President - Tax	Indefinite; since 1993.

Vice President, New York Life Insurance Company; Vice President, New York Life Insurance and Annuity Corporation, New York Life Trust Company, FSB, NYLIFE Insurance Company of Arizona, NYLIFE LLC, and NYLIFE Securities Inc.; Vice President, Tax, NYLIFE Distributors LLC; Tax Vice President, New York Life International, LLC, New York Life Trust Company, and NYLIM Service Company LLC; Vice President - Tax, Eclipse Funds (since 1993), Eclipse Funds Inc. (since 1993), The MainStay Funds (since 1991) and MainStay VP Series Fund, Inc. (since 1991).

				N/A	N/A

1        Time served is the amount of time that the person has served as an officer of the Eclipse Funds and Eclipse Funds, Inc.

The following table sets forth the dollar range of Fund shares beneficially owned by each Nominee as of May 31, 2006, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned
Name of Nominee	ICAP Equity Fund	ICAP Select Equity Fund	ICAP International Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in ICAP Family of Funds
Lawrence Glacken	None	None	None	None
Susan B. Kerley	None	None	None	None
Peter Meenan	None	None	None	None
Robert P. Mulhearn	None	None	None	None
Brian A. Murdock (1)	None	None	None	None

 (1)      This Nominee for Director is deemed an “interested person” as defined in the 1940 Act.

As of May 31, 2006, none of the Nominees for election as Disinterested Directors nor any of their immediate family members owned any securities issued by NYLIM or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NYLIM.  Robert H. Lyon is deemed to be an “interested person” of the Funds, as defined in the 1940 Act, because he currently serves as director and officer of ICAP and owned a controlling interest in Institutional Capital prior to the Closing Date.  As part of the Transaction, Mr. Lyon, along with the other shareholders of Institutional Capital, sold his interest in Institutional Capital to NYLIM Holdings and, in consideration therefor, received a cash payment on the Closing Date, with an additional payment to follow subject to a number of conditions, including shareholder approval of the proposals discussed herein.  Although Mr. Lyon will maintain his position as Chief Investment Officer of ICAP, he is not standing for reelection as a Director of the Company, and will resign upon the election of a new Board of Directors as described in this Proxy Statement.

As of May 31, 2006, the Nominees and proposed officers of the Company, as a group, beneficially owned none of the then outstanding shares of the ICAP Equity Fund, none of the then outstanding shares of the ICAP Select Equity Fund and none of the then outstanding shares of the ICAP International Fund.

If elected, the newly comprised board will have one standing committee – an Audit Committee.  Pursuant to its charter, attached as Appendix C, the Audit Committee will oversee the Funds’ accounting and financial policies and practices, internal controls, and disclosure controls and procedures; oversee the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; monitor the independent auditor’s qualifications, independence and performance; act as a liaison between the independent auditor and the full Board of Directors; and will be responsible for the appointment, compensation and oversight of the Funds’ independent auditor.  All of the Nominees for Disinterested Directors are expected to form the Audit Committee. After the Effective Date, the newly elected Board of Directors is expected to form a Nominating Committee, a Valuation Committee and a Valuation Subcommittee.

Each member of the current Board of Directors attended at least 75% of the board meetings and meetings of the Audit Committee during the fiscal year ended December 31, 2005. The board of directors held four meetings during 2005.

Nominees for election as Directors of the Company who are also officers, directors, employees, or shareholders of NYLIM will not receive any remuneration from the Funds for serving as directors or officers.  Accordingly, if elected, Mr. Murdock will not receive any remuneration from the Funds for his services as director.  In addition, none of the proposed officers will be compensated by the Funds for their services as such.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.

Each Nominee for election as a Disinterested Director will be compensated in the aggregate by the Company and the other mutual funds overseen by the Nominee.  Each such person will receive an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at regular board meetings, plus reimbursement for travel and out-of-pocket expenses.  The Chairman of the Board of Directors will receive an additional retainer of $20,000 annually, and the Audit Committee Chair will receive an additional retainer of $15,000 annually.  The Company will pay its pro rata share of the above-referenced fees based on the net assets of the Funds and the other mutual funds for which the Nominees serve as directors as of the end of the fiscal year.  In addition, each Nominee for election as a Disinterested Director will be paid an additional transition fee of $8,000 by the Company in connection with special meetings of the Company’s Board of Directors through December 31, 2006.

Shareholders may send communications to the Board of Directors by addressing the communication directly to the Board of Directors (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Directors (or individual Board members) and by sending the communication to the Company’s office at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606. Other shareholder communications received by the Company not directly addressed to the Board of Directors or a specific Director will be reviewed by management, and will be forwarded to the Board of Directors only at management’s discretion based on the matters contained therein.

Board Recommendation.  The Board of Directors unanimously recommends that the shareholders of the Funds, voting as a group, vote to elect the proposed Nominees as Directors of the Company.

If the shareholders do not elect the proposed Nominees for Directors, then the Board will consider possible alternative arrangements, including filing another proxy statement and submitting another slate of proposed nominees to serve as directors.  However, the current board of directors will continue to serve until their successors are elected.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above.  If any matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) currently serves as the Funds’ independent registered public accounting firm.

Audit Fees.  The aggregate fees billed for professional services rendered by E&Y for (1) the audit of the annual financial statements, and (2) services that are normally provided by the accountant in connection with statutory and regulatory filings, for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $64,000 and $57,100, respectively.

Audit-Related Fees.  The aggregate fees billed by E&Y in fiscal 2004 or 2005 for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements were $16,000 and $17,600, respectively. The fees for fiscal 2004 and 2005 were for selected agreed-upon procedures performed on the Funds’ semi-annual report to shareholders.

Tax Fees.  The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $16,000 and $18,000, respectively. The services provided were comprised of a review of the Funds’ federal and state income tax returns and providing assistance to the Funds in the determination of excise tax distribution requirements.

All Other Fees.  No fees were billed by E&Y in fiscal 2004 or fiscal 2005 for services other than the services previously described above.

The Company’s Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by E&Y. Under this policy, the engagement terms and fees of the Funds’ annual audit must be specifically pre-approved by the Audit Committee. Other audit services, like review of SEC registration statements and filings, have already received the general pre-approval of the Audit Committee in accordance with its pre-approval policy. Likewise, certain enumerated audit-related and tax services have already received the general pre-approval of the Audit Committee under its pre-approval policy. Services that have not already been approved by the Audit Committee pursuant to its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered. With respect to services that have already received the general approval of the Audit Committee in accordance with its pre-approval policy, the Audit Committee is informed on a quarterly basis of any such services rendered by E&Y. Regardless of whether a service must be specifically pre-approved or if it has already received the general approval of the Audit Committee pursuant to its pre-approval policy, the Audit Committee is required to consider whether such service is consistent with the SEC's rules on auditor independence in connection with its decision to pre-approve a service.

During 2004 and 2005, all of the non-audit services provided by E&Y were pre-approved by the Audit Committee. Accordingly, the Audit Committee did not rely on the de minimis exception described in Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirements for non-audit services if certain conditions are satisfied.

All of E&Y’s hours spent on auditing the Funds’ financial statements were attributed to and performed by full-time permanent employees of E&Y.

The aggregate non-audit fees billed by E&Y for services rendered to the Funds for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $16,000 and $18,000, respectively, as previously described. The aggregate non-audit fees billed by E&Y for services rendered to Institutional Capital for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $0, respectively.  Accordingly, the Audit Committee did not consider whether the provision of non-audit services rendered to Institutional Capital was compatible with E&Y’s independence.

Representatives from E&Y are not expected to be present at the special meeting of shareholders but will be available by telephone.  E&Y will have the opportunity to make a statement if they desire to do so and the representatives from E&Y available by telephone will respond to appropriate questions.

OTHER INFORMATION

Required Vote.  Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of each Fund present at the meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (b) more than 50% of each Fund’s outstanding shares.  In Proposal 3, nominees receiving the largest number of affirmative votes cast will be elected as directors. Any shares not voted affirmatively, whether by abstention, broker non-vote (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) or otherwise, will not be counted as affirmative votes cast for Proposals 1, 2 or 3 and therefore will have the effect of a vote against that Proposal.

Shares Outstanding.  As of the close of business on June 9, 2006, the record date, 19,681,811.58 shares of the ICAP Equity Fund were outstanding and entitled to vote at the special meeting, 26,485,790.98 shares of the ICAP Select Equity Fund were outstanding and entitled to vote at the special meeting and 11,330,562.58 shares of the ICAP International Fund were outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of June 9, 2006, the officers and Directors of the Company, as a group, owned less than 1% of the ICAP Equity Fund’s outstanding shares, owned 1.59% of the ICAP Select Equity Fund’s outstanding shares, and owned 6.71% of the ICAP International Fund’s outstanding shares.

As of June 9, 2006, the following shareholders owned of record or are known by the Company to own of record or beneficially more than 5% of the outstanding shares of each Fund:

Name and Address	Fund	Number of Shares	Percentage of Fund
Fidelity Investments* 100 Magellan Way Covington, Kentucky 41015	ICAP Equity Fund	5,000,360.4	25.4%

Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, California 94104	ICAP Equity Fund	2,238,354.4	11.4%

Wells Fargo Bank West NA* 8515 East Orchard Road Englewood, Colorado 80111	ICAP Equity Fund	1,098,985.3	5.6%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, New York 10281	ICAP Equity Fund	998,769.5	5.1%

Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, California 94104	ICAP Select Equity Fund	9,690,256.6	36.6%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, New York 10281	ICAP Select Equity Fund	5,634,138.6	21.3%

PFPC Wrap Services* FBO Morningstar MP Clients 760 Moore Road King of Prussia, Pennsylvania 19406	ICAP Select Equity Fund	2,916,617.8	11.0%

Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, California 94104	ICAP International Fund	5,099,107.6	45.0%

National Financial Services Corp.* 200 Liberty Street One World Financial Center New York, New York 10281	ICAP International Fund	2,261,569.8	20.0%

National Investor Services* 55 Water Street, 32nd Floor New York, New York 10041	ICAP International Fund	699,592.8	6.2%

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of June 9, 2006, Fidelity Investments owned a controlling interest in the ICAP Equity Fund, and Charles Schwab & Co. Inc. owned a controlling interest in the ICAP Select Equity Fund and ICAP International Fund.  Shareholders with a controlling interest could affect the outcome of voting at the special meeting.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-866-241-6192; or you may vote by internet in accordance with the instructions noted on the enclosed proxy card.  Your shares for each Fund will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  In order to transact business at the special meeting, a quorum of shareholders must be present.  Under the Company’s By-Laws, a quorum is constituted by the presence, in person or by proxy, of one-third of the issued and outstanding shares of each Fund entitled to vote at the special meeting.  All proxies voted, including abstentions and broker non-votes, will be counted toward establishing a quorum.

Adjournments.  If a quorum of the Funds’ shareholders is not present at the special meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the special meeting of the Funds to permit further solicitation of proxies.  Any business that might have been transacted at the special meeting may be transacted at any such adjourned session(s) at which a quorum is present.  The special meeting may be adjourned from time to time by a majority of the votes of the Funds properly cast upon the question of adjourning the special meeting to another date and time, whether or not a quorum is present, and the special meeting may be held as adjourned without further notice.  The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on Proposals 1, 2 and 3.  The persons named in the proxy will vote against adjournment of those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against Proposals 1, 2 and 3.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Company primarily by mail.  The solicitation may also include telephone, facsimile, internet or oral communication by certain officers or employees of the Company, ICAP,  NYLIM or UMB Fund Services, Inc. (the Funds’ administrator and transfer agent), none of whom will be paid for these services.  In addition, NYLIM has retained Computershare Fund Services to assist in the solicitation of proxies for a fee of approximately $67,000.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.  NYLIM and ICAP have agreed to share the costs of the special meeting, including legal costs and the costs of the solicitation of proxies, as well as the reimbursement of brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of each Fund.

Only one proxy statement, along with multiple proxy cards, as necessary, is being delivered to multiple shareholders who share an address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders can notify the Company that they wish to receive a separate copy of this proxy statement, or wish to receive a separate proxy statement in the future, by calling toll-free 1-888-221-ICAP (4227) or by writing to the Funds c/o UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin  53233-2301. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiple copies of proxy statements by calling or writing to the Company as indicated above.

SERVICE PROVIDERS

ICAP, 225 West Wacker Drive, Suite 2400, Chicago, Illinois  60606-1229 currently serves as investment adviser to the Funds, pursuant to the Interim Advisory Agreement.  Prior to the Closing Date, ICAP’s predecessor, Institutional Capital Corporation, served in this capacity pursuant to the Prior Advisory Agreement.  UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin  53233-2301, currently serves as transfer agent, fund accountant and fund administrator to the Funds, and UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri  64106, currently serves as custodian to the Funds.  Ernst & Young LLP currently serves as the Funds’ independent registered public accounting firm.

As of the Effective Date and assuming shareholder approval of the proposals discussed herein, Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117, will serve as the custodian, subaccountant and subadministrator for the Funds.  To allow for an orderly transition, UMB Fund Services, Inc. will continue to serve as transfer agent for the Funds for a few months after the Effective Date, at which point NYLIM Service Company LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, will be retained as the new transfer agent for the Funds.  As of the Closing Date, NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor and principal underwriter of the Funds.  After the Effective Date, the Board will determine if it will replace Ernst & Young LLP with a different independent registered public accounting firm.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company is not required to hold annual or other periodic meetings of shareholders, and does not intend to do so, except as required by the 1940 Act or the Company’s Articles of Incorporation or Bylaws. The next meeting of shareholders will be held at such time as the Directors of the Company may determine or at such time as may be legally required. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

       By Order of the Board of Directors,

/s/ Pamela H. Conroy

Pamela H. Conroy

Secretary

Chicago, Illinois

June 30, 2006

Appendix A

ICAP Funds, Inc.

MANAGEMENT AGREEMENT

Agreement, made between ICAP Funds, Inc. (the “Company”), on _____, 2006, further amended from time to time, on behalf of its series as set forth on Schedule A (each, a “Fund,” and collectively, the “Funds”) and New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”).

W I T N E S S E T H:

WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the shares of common stock of the Company (the “Shares”) are divided into separate series, each of which is established by resolution of the Board of Directors of the Company and the Directors may from time to time terminate such series or establish and terminate additional series; and

WHEREAS, the Manager is engaged in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Manager to render investment advisory and related administrative services to each of the Funds, and the Manager is willing to render such services on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, the parties agree as follows:

I.

Appointment.  The Company hereby appoints New York Life Investment Management LLC to act as Manager to the Funds for the period and on the terms set forth in this Agreement.  The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

II.

Duties as Manager.  Subject to the supervision of the Directors of the Company, the Manager shall administer each Fund’s business affairs and manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, as stated in the currently effective Prospectus (as hereinafter defined); in conformity with the Articles of Incorporation and By-Laws (each as hereinafter defined) of the Company; under the instructions and directions of the Directors of the Company; and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder, the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder, and all other applicable federal and state laws and regulations.  In connection with the services provided under this Agreement, the Manager will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code.  The Manager will also monitor, to the extent not monitored by another agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies.  In managing each Fund in accordance with the requirements set out in this Section, the Manager will be entitled to receive and act upon advice of counsel for the Company or a Fund.

A.

Administration: The Manager shall (i) furnish the Funds with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by the Funds (excluding those being maintained by the Funds’ Custodian and Transfer Agent except as to which the Manager has supervisory functions) and other than those being maintained by the Funds’ subadvisor, if any; and (iii) furnish the Funds with board materials, legal, ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and such other services as the parties may agree.

B.

Advisory: The Manager will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Manager’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus of the Fund or as adopted by the Board of Directors and disclosed to the Manager.  The Manager will determine what portion of each Fund's portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.  Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Manager’s investment advisory clients.

C.

Valuation: The Manager will provide assistance to the Board of Directors in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

D.

Selection of Brokers:  Subject to the policies established by, and any direction from, the Company’s Board of Directors, the Manager will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. The Manager will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Company’s Registration Statement and Prospectus (each as hereinafter defined) or as the Directors may direct from time to time.  It is recognized that, in providing the Funds with investment supervision or the placing of orders for portfolio transactions, the Manager will give primary consideration to securing the most favorable price and efficient execution.  Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.  It is understood that neither the Funds, the Company nor the Manager has adopted a formula for allocation of the Funds’ investment transaction business.  It is also understood that it is desirable for the Funds that the Manager have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, the Manager or any subadvisor is authorized to place orders for the purchase and sale of securities for the Funds with such certain brokers, subject to review by the Company’s Directors from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Manager or any subadvisor in connection with its services to other clients. Subject to the foregoing, it is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Fund’s Prospectus.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

E.

Delegation of Investment Advisory Services.  Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Directors who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Manager may, through a subadvisory agreement or other arrangement, delegate to a subadvisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.  Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Directors who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Manager may adjust such duties, the portion of assets being managed, and the fees to be paid by the Manager; provided, that in each case the Manager will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Manager of any of its obligations under this Agreement.

The Company and Manager understand and agree that the Manager may manage a Fund in a “manager-of-managers” style with either a single or multiple subadvisors, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadvisor to a Fund, if applicable, through quantitative and qualitative analysis and consultations with such Subadvisor; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisors should be renewed, modified, or terminated; and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions.  The Company recognizes that a Subadvisor’s services may be terminated or modified pursuant to the “manager-of-managers” process, and that the Manager may appoint a new Subadvisor for a Subadvisor that is so removed.

F.

Instructions to Custodian: The Manager or any subadvisor shall provide the Company’s Custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

G.

Delegation of Administration Services:  With respect to any or all series of the Company, including the Funds, the Manager may enter into one or more contracts “Sub-Administration Contract”) with a sub-administrator in which the Manager delegates to such sub-administrator any or all its duties specified in this Agreement, provided that the Sub-Administration Contract meets all applicable requirements of the 1940 Act and rules thereunder, as applicable.

III.

Manager Personnel.  The Manager shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed.  Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such Directors, officers, or employees.

IV.

Books and Records.  The Manager shall keep the Funds’ books and records required to be maintained by it, pursuant to Section II hereof.  The Manager agrees that all records which it maintains for the Funds are the property of the Funds, and it will surrender promptly to the Funds any of such records upon the Funds’ request.  Moreover, The Manager shall maintain all books and records with respect to the Funds’ securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder.  The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Securities and Exchange Commission (the “Commission”) under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Section II hereof. The Manager shall render to the Company’s Directors such periodic and special reports as the Directors may reasonably request.

V.

Services Not Exclusive.  The Manager’s services to the Company and each Fund pursuant to this Agreement are not exclusive and it is understood that the Manager may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.  It is understood and agreed that officers or directors of the Manager may serve as officers or Directors of the Company, and that officers or Directors of the Company may serve as officers or directors of the Manager to the extent permitted by law; and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.  Whenever a Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Manager to be equitable to each entity over time.  Similarly, opportunities to sell securities will be allocated in a manner believed by the Manager to be equitable to each entity over time.  The Company and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

VI.

Documents.  The Company has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

A.

Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, is herein called the “Articles of Incorporation”);

B.

By-Laws of the Company, as amended from time to time, (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

C.

Certified Resolutions of the Directors of the Company authorizing the appointment of the Manager and approving the form of this Agreement;

D.

Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the “Registration Statement”), as filed with the Commission, relating to the Funds and the Funds’ Shares and all amendments thereto;

E.

Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

F.

The form of Prospectus and Statement of Additional Information of the Company pursuant to which the Funds’ shares are offered for sale to the public (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the “Prospectus”).

VII.

Expenses.

A.

In connection with the services rendered by the Manager under this Agreement, the Manager will bear all of the following expenses:

1.

the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not interested persons of the Manager or of the Company; and

2.

all expenses incurred by the Manager in connection with managing the investment operations of the Funds and administering the ordinary course of the Funds’ business, other than those assumed by the Funds herein.

B.

Each Fund assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Company, the Fund shall be liable only for its allocable portion of the expenses):

1.

the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

2.

the fees and expenses of the Funds’ custodian which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the preparation and maintenance of the general required accounting records of the Funds not being maintained by the Manager, (C) the pricing of the Fund’s Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Company, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Funds’ Shares;

3.

the fees and expenses of the Company’s transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of the shareholder account;

4.

the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal and compliance departments) and independent accountants for the Company;

5.

brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Funds;

6.

all taxes and business fees payable by the Company or the Funds to federal, state or other governmental agencies;

7.

the fees of any trade association of which the Company may be a member;

8.

the cost of share certificates representing Fund Shares;

9.

the cost of fidelity, directors and officers and errors and omissions insurance;

10.

the fees and expenses involved in registering and maintaining registrations of the Company and of its Shares with the Commission, registering the Company as a broker or dealer and qualifying its Shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

11.

allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; and

12.

litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business.

C.

The Manager will not be required to pay expenses of any activity which is primarily intended to result in sales of Shares if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund's Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Company on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) will assume some or all of such expenses.  The Manager will pay such sales expenses only to the extent they are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

VIII.

Organization Expenses.  The Company hereby agrees to reimburse the Manager for the organization expenses of, and the expenses incurred in connection with, the initial offering of any new share classes of a Fund or the initial offering of a new series of the Company.

IX.

Compensation.  For the services provided and the facilities furnished pursuant to this Agreement, the Company will pay to the Manager as full compensation therefor a fee at the annual rate for each Fund as set forth on Schedule A.  This fee will be computed daily and will be paid to the Manager monthly.  This fee will be chargeable only to the applicable Fund, and no other series of the Company shall be liable for the fee due and payable hereunder.  The Funds shall not be liable for any expense of any other series of the Company.

The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Manager.  Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Manager at any time.  For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

X.

Limitation of Liability of Manager:

(a)

As an inducement to the Manager undertaking to provide services to the Company and each Fund pursuant to this Agreement, the Company and each Fund agrees that the Manager will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Manager against any liability to the Company, a Fund or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)

The rights of exculpation provided under this Section are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section to the maximum extent permitted by applicable law.

XI.

Duration and Termination.  This Agreement shall continue in effect with respect to the Funds for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually with respect to the Funds in conformity with the requirements of the 1940 Act and the Rules thereunder and any applicable SEC or SEC staff guidance or interpretation; provided, however, that this Agreement may be terminated with respect to the Funds at any time, without the payment of any penalty, by the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, or by the Manager at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party.  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

XII.

Additional Series.  In the event the Company establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Directors with respect to the Funds and the execution of an amended Schedule A reflecting the Funds.

XIII.

Independent Contractor.  Except as otherwise provided herein or authorized by the Directors of the Company from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Funds or the Company in any way or otherwise be deemed an agent of the Funds or the Company.

XIV.

Company Materials.  During the term of this Agreement, the Company agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Funds or to the public, which refer to the Manager in any way, prior to use thereof and, not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.  In the event of termination of this Agreement, the Company will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager.  The Company shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Funds as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

XV.

Amendment.  This Agreement may be amended in writing by mutual consent, but the consent of the Funds, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

XVI.

Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: Secretary; or (2) to the Company at 51 Madison Avenue, New York, New York 10010, Attention: President.

XVII.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

XVIII.

Limitation of Liability of the Company and the Shareholders.  It is understood and expressly stipulated that none of the Directors, officers, agents or shareholders of the Company shall be personally liable hereunder.  The name “ICAP Funds, Inc.” is the designation of the Company for the time being under the Articles of Incorporation and all persons dealing with the Company must look solely to the property of the Company for the enforcement of any claims against the Company, as neither the Directors, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Company.  No series of the Company shall be liable for any claims against any other series of the Company.

XIX.

Use of Name.  The Funds may use any name including the word MainStay only for so long as this Agreement or any other agreement between the Manager or any other affiliate of New York Life Insurance Company and the Company or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager’s business as investment adviser.  At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that it lawfully can) cease to use such name or any other name indicting that it is advised by or otherwise connected with the Manager or any organization which shall have so succeeded to its business.

XX.

Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Agreement may be signed in counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [DATE]th day of [MONTH], 2006.

ICAP Funds, Inc., on behalf of

each series listed on Schedule A

By:

Name:

Title:

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:

Name:

Title:

SCHEDULE A

FOR ALL SERVICES RENDERED BY THE MANAGER HEREUNDER, THE BELOW NAMED FUND OF THE COMPANY SHALL PAY THE MANAGER AND THE MANAGER AGREES TO ACCEPT AS FULL COMPENSATION FOR ALL SERVICES RENDERED HEREUNDER, AT ANNUAL ADVISORY FEE EQUAL TO THE FOLLOWING:

FUND

ANNUAL RATE

MainStay ICAP Equity Fund

.80% of the average daily net assets of the Fund

MainStay ICAP Select Equity Fund

.80% of the average daily net assets of the Fund

MainStay ICAP International Equity Fund

.80% of the average daily net assets of the Fund

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/365th of the annual rate applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid monthly to the Manager.

Appendix B

SUBADVISORY AGREEMENT

ICAP Funds, Inc.

SUBADVISORY AGREEMENT, made as of the [DATE] day of [MONTH], 2006 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”), on behalf of ICAP Funds, Inc. (the “Company”), and  Institutional Capital LLC (the “Subadvisor”).

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into an Management Agreement, dated [DATE], with the Company, on behalf of its series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Company, and manage such portion of the Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Company, the Manager, and the Subadvisor as follows:

     1. Appointment. The Manager hereby appoints Institutional Capital LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the “Series”) for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series other than the Series with respect to which the Company and the Manager wish to retain the Subadvisor to render investment advisory services hereunder, they shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Company and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

     2. Portfolio Management Duties. Subject to the supervision of the Company’s Board of Directors and the Manager, the Subadvisor will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Subadvisor will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “Commission”), as amended, copies of which shall be sent to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

          (a) The Subadvisor will take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          (b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Company’s Board of Directors of which the Subadvisor has been sent a copy, and the provisions of the Registration Statement of the Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, of which the Subadvisor has received a copy.

          (c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company and to such other clients, subject to review by the Manager and the Board of Directors.

          (d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.

          (e) The Subadvisor will monitor on a daily basis the determination by the portfolio accounting agent for the Company of the valuation of portfolio securities and other investments of the Series. The Subadvisor will assist the custodian and portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

          (f) The Subadvisor will make available to the Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Company) as are necessary to assist the Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Subadvisor will provide reports to the Company’s Board of Directors, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Company’s Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

          (h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Company’s Board of Directors and by a majority of Directors who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Company, the Manager, or the Subadvisor, or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Company to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Company assets:

               (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

               (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

     3.  Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefore, a fee equal to the percentage of the respective Fund’s average daily net assets of the portion of the respective Fund managed by the Subadvisor as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager.  Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

     4. Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Company, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services, to the Series, the Subadvisor, or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards, and the Subadvisor will report on said allocation regularly to the Board of Directors of the Company, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     5. Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Company filed with the Commission that contains disclosure about the Subadvisor, and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating, directly or indirectly, to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

     6. Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Company shall be responsible for all the expenses of the Company’s operations, including, but not limited to:

          (a) the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

          (b) the fees and expenses of each Series which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Series not being maintained by the Manager, (C) the pricing of the Series’ Shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Company, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ Shares;

          (c) the fees and expenses of the Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

          (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal and compliance departments) and independent accountants for the Company;

          (e) brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Series;

          (f) all taxes and business fees payable by the Company or the Series to federal, state or other governmental agencies;

          (g) the fees of any trade association of which the Company may be a member;

          (h) the cost of share certificates representing Series Shares;

          (i) the fees and expenses involved in registering and maintaining registrations of the Company and of its Shares with the Commission, registering the Company as a broker or dealer, and qualifying its Shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

          (j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

          (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business; and

          (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

     7. Compliance.

          (a) The Subadvisor agrees to assist the Manager and the Company in complying with the Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (a) periodically providing the Company with information about, and independent third-party reports (if available) on, the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (b) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Company within a reasonable time; and (c) reporting any material changes to the Subadvisor’s Compliance Program to the Company within a reasonable time. The Subadvisor understands that the Board of Directors of the Company is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board of Directors approval of the Subadvisor’s Compliance Program.

          (b) The Subadvisor agrees that it shall immediately notify the Manager and the Company: (1) in the event that the Commission has censured the Subadvisor; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager and the Company immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Company, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

          (c) The Manager agrees that it shall immediately notify the Subadvisor: (1) in the event that the Commission has censured the Manager or the Company; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Articles of Incorporation of the Company of the Company, filed with the Department of Assessment and Taxation of the State of Maryland (such Articles of Incorporation of Company, as in effect on the date hereof and as amended from time to time, is herein called the “Amended and Restated Articles of Incorporation of the Company”);

          (b) By-Laws of the Company;

          (c) Certified Resolutions of the Directors of the Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the Commission relating to the Series and the Series’ Shares, and all amendments thereto;

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the Commission, and all amendments thereto; and

          (f) Prospectus and Statement of Additional Information of the Series.

     9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Company.

     11. Representations Respecting Subadvisor. The Manager and the Company agree that neither the Company, the Manager, nor affiliated persons of the Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus, or Statement of Additional Information for the Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

     12. Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

     13. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Company shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadvisor.

     14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

     15. Indemnification.

          (a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Company, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

          (b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadvisor, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor, (2) may be based upon a failure to comply with Section 2, Paragraph(a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Company, or any affiliated person of the Manager or Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Directors of the Company, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Company; (b) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (c) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Company. The Subadvisor recognizes that its services may be terminated or modified pursuant to the “manager-of-managers” process. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Company is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 12, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

18. Use of Name.

(a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Company and/or the Series. Upon termination of the Management Agreement between the Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the names ICAP or Institutional Capital LLC or any derivative thereof or logo associated with those names, are the valuable property of the Subadvisor and its affiliates and that the Company and/or the Series have the right to use such names (or derivative or logo) in offering materials of the Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Company and/or the Series. Upon termination of this Agreement, the Company shall forthwith cease to use such names (or derivative or logo).

19. Proxies. The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Company. Absent contrary instructions received in writing from the Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series, in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Company, and these records shall be available to the Company upon request.

20. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, IL 60606.

21. Miscellaneous. (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act. (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties. (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. (e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:
Title:	Title:

INSTITUTIONAL CAPITAL LLC

Attest:	By:
Name:	Name:
Title:	Title:

Schedule A

As Compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

Fund

Annual Rate

MainStay ICAP Equity Fund

.40% of the average daily net assets of the Fund

MainStay ICAP Select Equity Fund

.40% of the average daily net assets of the Fund

MainStay ICAP International Equity Fund

.40% of the average daily net assets of the Fund

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/365th of the annual rate applied to the daily net assets of the Fund.

The subadvisory fee so accrued shall be paid monthly to the Subadvisor.

Appendix C

ICAP FUNDS, INC.

FORM OF AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.

Formation.

The Board of Directors of ICAP Funds, Inc. has each established an Audit Committee of the respective Board (the “Committee”), subject to the terms and conditions of this Charter.

II.

Membership.

The Committee will be composed exclusively of Directors of the Funds, each of whom: (i) is not an “interested person” of the Funds (as that term is defined in the Investment Company Act of 1940) and (ii) has not accepted, directly or indirectly, any consulting, advisory, or other compensatory fee from the Funds other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee.  The Committee will have no fewer than three (3) members.  The Board will select the members of the Committee, who will select from their number a chair or co-chairs of the Committee.

III.

Purpose.

The purpose of the Committee is to oversee the Funds’ processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations, as provided in this Charter.  The Funds’ management has the responsibility to prepare the Funds’ financial statements and to establish and maintain appropriate accounting and other controls and procedures.  The Funds’ independent auditor has the responsibility to plan and conduct an audit of the Funds’ financial statements and a review of internal controls, in accordance with generally accepted auditing standards.  The Funds’ independent auditor shall report directly to the Committee, which shall be responsible for the selection, retention and termination of the Funds’ auditor.

The duties and responsibilities of the Audit Committee, accordingly, shall be as follows:

A.

Oversee the adequacy and objectivity of the auditing process, evaluate the independence of the Funds’ independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence;

B.

As part of its evaluation of the independence of the Funds’ auditor, review and consider (1) the audit and non-audit services performed by the Funds’ auditor and related fees; (2) the hiring of employees or former employees of the Funds’ auditor by the Funds’ manager and its affiliates; and (3) the relationships, if any, between the Funds and the auditor that bear on the independence or objectivity of the auditor;

C.

Pre-approve the engagement of the Funds’ independent auditor to perform audit services for the Funds, and, in that regard, review and approve the proposed scope of the annual audit and the proposed fees and fee allocations;

D.

Review and approve in advance any non-audit services to be performed by the Funds’ independent auditor for (1) the Funds or (2) for the Funds’ adviser and its affiliates, insofar as required by applicable law;

E.

Oversee the work of the Funds’ independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting;

F.

Review with the Funds’ independent auditors and with management all critical accounting policies;

G.

Review with the Funds’ independent auditor the results of the annual audit, including any issues arising in connection with the audit that are to be communicated to the Committee in accordance with applicable law or with generally accepted auditing standards;

H.

Review with the Funds’ independent auditor and with management the adequacy and effectiveness of internal controls and related policies and procedures (including those concerning the valuation of portfolio securities) and consider any comments, findings, or recommendations with respect to these controls, policies and procedures, whether of the Funds or their principal service providers;

I.

Consider the effect on the Funds of any proposed changes in accounting principles or practices, and review with the Funds’ independent auditor and with management significant current financial reporting issues;

J.

Obtain and review periodically information provided by the Funds’ independent auditor concerning the audit firm’s quality-control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues;

K.

Receive and take appropriate action with respect to any reports of evidence of a material violation of any Federal or State securities law, breach of fiduciary duty, or similar violations that may be made pursuant to the Funds’ procedures implementing the standards of professional conduct for attorneys prescribed by the Securities and Exchange Commission; and

L.

Consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities.

IV.

Powers of the Committee.

In carrying out its purpose, the Committee will have the following powers:

A.

consistent with the terms of this Charter, to obtain information and reports from the Funds’ service providers on such subjects relating to the Funds’ accounting, auditing, financial reporting and internal control processes or on such other matters as the Committee, in its discretion, may deem necessary or appropriate;

B.

to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

C.

to consult with counsel to the Funds and counsel to the non-interested Directors, as appropriate, and to retain at the Funds’ expense and receive the advice and assistance of such additional legal, accounting, and other experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter.

V.

Reporting.

At each regular meeting of the Board, the Committee will report to the Board on its activities and its findings and recommendations, if any.

VI.

Meetings.

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business.  The Committee will meet in person at least twice annually.  The Committee will hold, whether in person or by telephone conference, such other regular or special meetings, pursuant to such notice and call, as it may determine in its discretion.  At least once annually, the Committee will meet in person with the Funds’ independent auditor outside the presence of management, and with management outside the presence of the independent auditor.  The Committee will meet at least twice annually with the Treasurer of the Funds and will have access to the Funds’ other Directors and Officers, independent auditor personnel, legal counsel to the Funds and the non-interested Directors, the executive and financial management of the Funds, and internal audit personnel, as needed.  Minutes of the meetings of the Committee will be created and provided to the Board and maintained in the records of the Funds.

VII.

Limitation of Responsibilities.

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Funds’ independent auditor, management, or other service providers, or by legal counsel or other experts or consultants, without independent verification.  Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Director of the Funds under applicable federal and state law.

VIII.

Review of Charter.

The Committee will review this Charter from time to time and recommend any changes to the Board.  This Charter, including any amendments to it, will be maintained in the records of the Funds.

The foregoing Charter was reviewed and approved by the Board of Directors of ICAP Funds, Inc. at a meeting held on [insert date].

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED

IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED

SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY

WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.  PROPOSALS 1, 2

AND 3 ARE BEING PROPOSED BY ICAP FUNDS, INC.

Please mark here for address change or comments. ☐

SEE REVERSE SIDE.
Please mark your votes as indicated in this example. ☒

1. Approval of an investment management agreement between ICAP Funds, Inc. and New York Life Investment Management LLC (“NYLIM”) with respect to the ICAP Equity Fund.			NOMINEES: 01 Lawrence Glacken, 02 Susan B. Kerley, 03 Peter Meenan, 04 Robert P. Mulhearn and 05 Brian A. Murdock

FOR	AGAINST	ABSTAIN	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
☐	☐	☐

2. Approval of an investment subadvisory agreement between NYLIM and Institutional Capital LLC with respect to the ICAP Equity Fund.			4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

3. Election of Directors
	WITHHOLD AUTHORITY to vote for all nominees listed to the top right		Dated:_______________________________________, 2006
FOR all nominees listed to the top right (except as marked to the contrary)			______________________________________________ (Signature)
☐	☐		______________________________________________

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲

ICAP Funds, Inc.

Special Meeting

of

ICAP Equity Fund Shareholders

Friday, August 25, 2006

8:00 a.m.

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Agenda

•

Approval of an investment management agreement between ICAP Funds, Inc. and New York Life Investment Management LLC.

•

Approval of an investment subadvisory agreement between New York Life Investment Management LLC and Institutional Capital LLC.

•

Election of five directors.

•

Transact such other business as may properly come before the meeting.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE

ICAP EQUITY FUND

The undersigned shareholder of the ICAP Equity Fund (the “Fund”), a series of ICAP Funds, Inc., a Maryland corporation (the “Company”), hereby appoints Robert H. Lyon and Pamela H. Conroy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of shareholders of the Fund (the “Meeting”) to be held at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606 on August 25, 2006, at 8:00 a.m., Central  time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 24, 2006.

Your vote is important, no matter how many shares you own.  The matters we are submitting for your consideration are significant to the Fund and to you as a shareholder.   If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways as detailed below.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Please take the time to read the proxy statement.  Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number noted below.

Internet https://vote.proxy-direct.com Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-241-6192 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED

IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED

SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY

WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.  PROPOSALS 1, 2

AND 3 ARE BEING PROPOSED BY ICAP FUNDS, INC.

Please mark here for address change or comments. ☐

SEE REVERSE SIDE.
Please mark your votes as indicated in this example. ☒

1. Approval of an investment management agreement between ICAP Funds, Inc. and New York Life Investment Management LLC (“NYLIM”) with respect to the ICAP Select Equity Fund.			NOMINEES: 01 Lawrence Glacken, 02 Susan B. Kerley, 03 Peter Meenan, 04 Robert P. Mulhearn and 05 Brian A. Murdock

FOR	AGAINST	ABSTAIN	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
☐	☐	☐

2. Approval of an investment subadvisory agreement between NYLIM and Institutional Capital LLC with respect to the ICAP Select Equity Fund.			4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

3. Election of Directors
	WITHHOLD AUTHORITY to vote for all nominees listed to the top right		Dated:_______________________________________, 2006
FOR all nominees listed to the top right (except as marked to the contrary)			______________________________________________ (Signature)
☐	☐		______________________________________________

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲

ICAP Funds, Inc.

Special Meeting

of

ICAP Select Equity Fund Shareholders

Friday, August 25, 2006

8:00 a.m.

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Agenda

•

Approval of an investment management agreement between ICAP Funds, Inc. and New York Life Investment Management LLC.

•

Approval of an investment subadvisory agreement between New York Life Investment Management LLC and Institutional Capital LLC.

•

Election of five directors.

•

Transact such other business as may properly come before the meeting.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE

ICAP SELECT EQUITY FUND

The undersigned shareholder of the ICAP Select Equity Fund (the “Fund”), a series of ICAP Funds, Inc., a Maryland corporation (the “Company”), hereby appoints Robert H. Lyon and Pamela H. Conroy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of shareholders of the Fund (the “Meeting”) to be held at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606 on August 25, 2006, at 8:00 a.m., Central  time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 24, 2006.

Your vote is important, no matter how many shares you own.  The matters we are submitting for your consideration are significant to the Fund and to you as a shareholder.   If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways as detailed below.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Please take the time to read the proxy statement.  Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number noted below.

Internet https://vote.proxy-direct.com Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-241-6192 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED

IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED

SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY

WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.  PROPOSALS 1, 2

AND 3 ARE BEING PROPOSED BY ICAP FUNDS, INC.

Please mark here for address change or comments. ☐

SEE REVERSE SIDE.
Please mark your votes as indicated in this example. ☒

1. Approval of an investment management agreement between ICAP Funds, Inc. and New York Life Investment Management LLC (“NYLIM”) with respect to the ICAP International Fund.			NOMINEES: 01 Lawrence Glacken, 02 Susan B. Kerley, 03 Peter Meenan, 04 Robert P. Mulhearn and 05 Brian A. Murdock

FOR	AGAINST	ABSTAIN	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
☐	☐	☐

2. Approval of an investment subadvisory agreement between NYLIM and Institutional Capital LLC with respect to the ICAP International Fund.			4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

3. Election of Directors
	WITHHOLD AUTHORITY to vote for all nominees listed to the top right		Dated:_______________________________________, 2006
FOR all nominees listed to the top right (except as marked to the contrary)			______________________________________________ (Signature)
☐	☐		______________________________________________

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ FOLD AND DETACH HERE ▲

ICAP Funds, Inc.

Special Meeting

of

ICAP International Fund Shareholders

Friday, August 25, 2006

8:00 a.m.

225 West Wacker Drive, Suite 2400

Chicago, Illinois 60606

Agenda

•

Approval of an investment management agreement between ICAP Funds, Inc. and New York Life Investment Management LLC.

•

Approval of an investment subadvisory agreement between New York Life Investment Management LLC and Institutional Capital LLC.

•

Election of five directors.

•

Transact such other business as may properly come before the meeting.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE

ICAP INTERNATIONAL FUND

The undersigned shareholder of the ICAP International Fund (the “Fund”), a series of ICAP Funds, Inc., a Maryland corporation (the “Company”), hereby appoints Robert H. Lyon and Pamela H. Conroy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the special meeting of shareholders of the Fund (the “Meeting”) to be held at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606 on August 25, 2006, at 8:00 a.m., Central  time, and any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.  The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on August 24, 2006.

Your vote is important, no matter how many shares you own.  The matters we are submitting for your consideration are significant to the Fund and to you as a shareholder.   If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this in one of three ways as detailed below.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Please take the time to read the proxy statement.  Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number noted below.

Internet https://vote.proxy-direct.com Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-241-6192 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.